EXHIBIT 10.3

                         EXERCISE NOTICE
           (to be signed only upon exercise of Option)

TO:  Comet Technologies, Inc.

     The Optionee, holder of the attached option, hereby irrevocably elects to exercise the purchase rights represented by the option for, and to purchase thereunder, 124,080 shares of common stock of Comet Technologies, Inc., and herewith makes payment therefor (See Agreement accompanying this Exercise Notice), and requests that the certificate(s) for such shares be delivered to the Optionee at:

     Dr. Richard B. Stuart
     P.O. Box 236
     Edmonds, WA  98020

     If purchase is to be effected by conversion of the option to Common Stock, the Optionee hereby converts option rights with respect to n/a Option Shares represented by the option.

     If acquired without registration under the Securities Act of 1933, as amended ("Securities Act"), the Optionee represents that the Common Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Optionee has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Optionee understands that the Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Common Stock may, under certain circumstances, be inconsistent with these exemptions. The Optionee acknowledges that the Common Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the Common Stock under the Securities Act, except as provided in the Agreement for the option. The certificates representing the Common Stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

     The Optionee agrees and acknowledges that this purported exercise of the option is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

     DATED this 26th day of September, 2005.


                            /s/ Richard B. Stuart
                            ---------------------------------------------
                            Signature

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                            AGREEMENT

     Comet Technologies, Inc. (the "Company"), a Nevada corporation, and Richard B. Stuart, M.D. ("Stuart"), an individual, hereby agree as follows:

     1. Concurrently herewith, Stuart has executed an Exercise Notice, under which Stuart has notified the Company of his election to exercise, an Option to purchase a total of 200,000 shares of common stock at a price of $0.1875 per share.

     2.  The Company has a payable to Stuart, through June 30, 2005 of $23,265
(the "Obligation"), for services rendered to the Company by Stuart.   The
Company and Stuart hereby agree that the Obligation will be converted to restricted common stock of the Company, and cancelled, and that a total of 124,080 shares of restricted common stock will be issued by the Company for such conversion. The Company will reissue a new Option representing the balance of 75,920 shares of restricted common stock which may be issued under the Option.

     3. Immediately upon execution of this Agreement, the Company shall have no further obligation to Stuart through June 30, 2005.

     DATED this 26th day of September, 2005.

                                     /s/ Richard B. Stuart
                                     --------------------------------------
                                    Richard B. Stuart, M.D.


                                     COMET TECHNOLOGIES, INC.


                                      By  /s/ Jack M. Gertino
                                         ----------------------------------
                                         Duly Authorized Officer